Exhibit 99.2

Consolidated Pro Forma Financial Statements

SSTL, Inc.,

and Zenovia Digital Exchange Corporation

Pro Forma Consolidated Balance Sheet

December 31, 2014

(unaudited)

			Pro forma		Pro forma
	SSTL	Zenovia	Adjustments		Consolidated
	(Historical)	(Historical)
Assets
Cash	$45,360	$37,260	$(45,360)	a	$37,260
Accounts receivable, net		5,168,446			5,168,446
Accounts receivable - related party	7,500	–	(7,500)	a	–
Deferred financing costs		175,155			175,155
Prepaid expenses and other current assets	2,362	265,745	(2,362)	a	265,745
Total current assets	55,222	5,646,606	(55,222)		5,646,606
		–			–
Furniture, equipment and improvements, net	32,500	2,665,058	(32,500)	a	2,665,058
Intangible assets, net		9,450,691			9,450,691
Goodwill		4,516,440			4,516,440
Other assets		155,282			155,282
Total assets	$87,722	$22,434,077	$(87,722)		$22,434,077

Liabilities and Stockholders' Equity
Liabilities:
Accounts payable	$1,023	$14,662,703	$(1,023)	a	$14,662,703
Accrued expenses	2,363	2,300,480	(2,363)	a	2,300,480
Accrued interest - related party	2,948	–	(2,948)	a	–
Notes payable, net of discount		4,607,243			4,607,243
Capital lease obligation	–	1,173,998			1,173,998
Related party note payable	200,000	–	(200,000)	a	–
Total current liabilities	206,334	22,744,424	(206,334)		22,744,424

Notes payable, net of current portion		3,100,000			3,100,000
Capital lease obligations, net of current portion		577,388			577,388
Derivative liability		10,200,000			10,200,000
Other long-term liabilities	–	305,089			305,089
Total liabilities	206,334	36,926,901	(206,334)		36,926,901

Stockholders' equity:
Preferred stock	–	121			121
Common stock	16,254	11,525	17,494	a,b	45,273
Additional paid in capital	419,496	35,402,672	(453,244)	a,b	35,368,924
Other comprehensive loss		(832,542)			(832,542)
Accumulated deficit	(554,362)	(49,074,600)	554,362	a	(49,074,600)
Total stockholders' equity	(118,612)	(14,492,824)	118,612		(14,492,824)

Total liabilities and stockholders' equity	$87,722	$22,434,077	$(87,722)		$22,434,077

See accompanying notes to pro forma consolidated financial statements

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SSTL, Inc.,

and Zenovia Digital Exchange Corporation

Pro Forma Consolidated Statement of Operations and Other Comprehensive Loss

For the Year Ended December 31, 2014

(unaudited)

			Pro forma		Pro forma
	SSTL	Zenovia	Adjustments		Consolidated
	(Historical)	(Historical)

Sales	$52,500	$23,773,624	$		$23,826,124
Cost of goods sold	–	22,222,689			22,222,689
Gross profit	52,500	1,550,935	–		1,603,435

Operating expenses:
Research and development		906			906
General and administrative expenses	64,243	18,560,845			18,625,088

Total operating expenses	64,243	18,561,751	–		18,625,994
Loss from operations	(11,743)	(17,010,816)	–		(17,022,559)

Other income (expense)
Interest expense and financing costs	(17,501)	(6,698,676)			(6,716,177)
Other income	12,000	346,980			358,980
Total other income (expense)	(5,501)	(6,351,696)	–		(6,357,197)

Loss before provision for income taxes	(17,244)	(23,362,512)	–		(23,379,756)

Provision for income taxes	–	–	–		–

Net loss	(17,244)	(23,362,512)	–		(23,379,756)

Preferred stock dividend	–	604,000	120,800	c	724,800

Net loss attributed to common stockholder	$(17,244)	$(23,966,512)	$(120,800)		$(24,104,556)

Comprehensive loss:
Net loss	$(17,244)	$(23,362,512)	$–		$(23,379,756)
Foreign currency translation loss	–	(832,542)			(832,542)
Comprehensive loss:	$(17,244)	$(24,195,054)	$–		$(24,212,298)

Earnings per share - basic and diluted:	$(0.00)				$(0.56)
Weighted average common shares outstanding:
Basic and diluted	16,254,167				42,811,735

See accompanying notes to pro forma consolidated financial statements

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SSTL, Inc.,

and Zenovia Digital Exchange Corporation

Pro Forma Consolidated Statement of Operations and Other Comprehensive Loss

For the Year Ended December 31, 2013

			Pro forma		Pro forma
	SSTL	Zenovia	Adjustments		Consolidated
	(Historical)	(Historical)

Sales	$60,000	$8,371,496	$		$8,431,496
Cost of goods sold	–	7,028,972			7,028,972
Gross profit	60,000	1,342,524	–		1,402,524

Operating expenses:
Research and development		292,472			292,472
General and administrative expenses	125,524	21,559,317			21,684,841

Total operating expenses	125,524	21,851,789	–		21,977,313
Loss from operations	(65,524)	(20,509,265)	–		(20,574,789)

Other income (expense)
Interest expense and financing costs	(18,851)	(1,206,125)			(1,224,976)
Other income	16,555	185,845			202,400
Total other income (expense)	(2,296)	(1,020,280)	–		(1,022,576)

Loss before provision for income taxes	(67,820)	(21,529,545)	–		(21,597,365)

Provision for income taxes	–	–	–		–

Net loss	(67,820)	(21,529,545)	–		(21,597,365)

Preferred stock dividend	–	145,355	29,071	c	174,426

Net loss attributed to common stockholder	$(67,820)	$(21,674,900)	$(29,071)		$(21,771,791)

Comprehensive loss:
Net loss	$(67,820)	$(21,529,545)	$–		$(21,597,365)
Foreign currency translation loss	–	–			–
Comprehensive loss:	$(67,820)	$(21,529,545)	$–		$(21,597,365)

Earnings per share - basic and diluted:	$(0.00)				$(0.87)
Weighted average common shares outstanding:
Basic and diluted	16,254,167				25,152,484

See accompanying notes to pro forma consolidated financial statements

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SSTL, Inc.,

and Zenovia Digital Exchange Corporation

Notes to Pro form Consolidated Financial Statements

NOTE 1 - BASIS OF PRESENTATION

On October 30, 2014, Zenovia Digital Exchange Corporation, a Delaware corporation (“Zenovia”), entered into an Agreement of Merger and Plan of Reorganization (the “Agreement”) with SSTL, Inc., a Nevada corporation (“SSTL”), and SSTL Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into Zenovia (the “Merger”), with Zenovia surviving the Merger as a wholly-owned subsidiary of SSTL. The Merger Agreement was approved by Zenovia’s Board of Directors (the “Board”) and the sole Director of SSTL. Effective May [_], 2015, the parties to the Agreement entered into an Amended and Restated Merger Agreement. The Agreement as amended and restated is referred to herein as the “Merger Agreement”. The Merger closed on May [•], 2015. In connection with the Agreement, certain SSTL stockholder agreed to exchange 5,755,500 shares of SSTL common stock in exchange for all the assets and liabilities of SSTL and the Zenovia stockholders received three shares of SSTL common stock in exchange for each common share of Zenovia common stock.

The accompanying pro forma consolidated balance sheet presents the accounts of SSTL and Zenovia as if Merger occurred December 31, 2014. The accompanying pro forma consolidated statement of operations and other comprehensive loss presents the accounts of SSTL and Zenovia for the years ended December 31, 2014 and 2013 as if the Merger occurred on January 1, 2013.

The following adjustments would be required if the acquisition occurred as indicated above:

a.	To show the exchange of 5,557,500 shares of SSTL common stock for all the assets and liabilities of SSTL and to remove the accumulated deficit balance of SSTL;

	Debit	Credit
Accounts payable	$1,023
Accrued expenses	2,363
Accrued interest - related party	2,948
Related party note payable	200,000
Common stock	5,556
Additional paid in capital	430,194
Cash		$45,360
Accounts receivable - related party		7,500
Prepaid expenses and other current assets		2,362
Furniture, equipment and improvements, net		32,500
Accumulated deficit		554,362

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b.	To record the $0.001 par value of the SSTL shares of common stock issued to the Zenovia stockholders; and

	Debit	Credit
Additional paid in capital	$23,050
Common stock		$23,050

c.	To record the increase in the preferred stock dividend from 10% to 12% for the exchange of Zenovia preferred stock for SSTL preferred stock.

The unaudited consolidated pro forma financial information is presented for informational purposes only and is subject to a number of uncertainties and assumptions and do not purport to represent what the company’s actual performance or financial position would have been had the transaction occurred on the dates indicated and does not purport to indicate the financial position or results of operations as of any future date or for any future period.

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